UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2019

LIBERTY STAR URANIUM & METALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Congress Street, Suite 900, Tucson, Arizona 85701

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code 520-425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Liberty Star Uranium & Metals Corp. has registered the tradename ‘Liberty Star Minerals’ in Arizona and will transition to its use in Arizona over the coming months. Liberty Star Uranium & Metals Corp. will be recognized as ‘doing business as’, or ‘d/b/a’ Liberty Star Minerals. The full legal corporate name Liberty Star Uranium & Metals Corp. and ticker symbol, LBSR, remain unchanged.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Certificate of Liberty Star Uranium & Metals Corp. dba Liberty Star Minerals approved March 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO
Date:	March 27, 2019